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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2001
                                                         ----------------


                           STRATEGIC DIAGNOSTICS INC.
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               (Exact name of Registrant as specified in charter)



            Delaware                   0-68440                 56-1581761
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  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation or               file                 Identification
          Organization)                number)                   Number)



                               111 Pencader Drive
                             Newark, Delaware 19702
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                    (Address of principal executive offices)


                                 (302) 456-6789
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              (Registrant's telephone number, including area code)








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Item 5. - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, Strategic Diagnostics, Inc. ("SDI") reported financial results for the third quarter ended September 30, 2001.


Item 7. - Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99       Press Release dated October 25, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     STRATEGIC DIAGNOSTICS INC.


Date:  October 25, 2001                     By: /s/ Arthur A. Koch, Jr.
                                                --------------------------------
                                                Name:  Arthur A. Koch, Jr.
                                                Title: Chief Operating Officer




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                                  EXHIBIT INDEX



Exhibit
  No.                                      Description
-------                                    ------------

99                         Press Release dated October 25, 2001.